UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 15, 2006

(Date of earliest event reported)

IMAGE SENSING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26056

Minnesota	41-1519168
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

500 Spruce Tree Centre

1600 University Avenue West

St. Paul, Minnesota 55104

(Address of principal executive offices, including zip code)

(651) 603-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, Image Sensing Systems, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company failed to comply with the nominating committee requirements for continued listing set forth in Marketplace Rule 4350(c)(4). On May 15, 2006, the Company received a letter from Nasdaq stating that the Nasdaq staff has determined that the Company complies with Marketplace Rule 4350(c)(4) and that the matter is closed.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated May 18, 2006, of Image Sensing Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE SENSING SYSTEMS, INC.
By:	/s/ Arthur Bourgeois
Arthur Bourgeois Chief Financial Officer

Date: May 18, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 18, 2006, of Image Sensing Systems, Inc.